UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 10, 2021

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On June 10, 2021, Richard F. Hamm retired as a director of EMCOR Group, Inc. (the “Company”) pursuant to the Company’s Director Term Limit Policy.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2021, at the 2021 Annual Meeting of Stockholders of the Company, the stockholders of the Company voted on the following four items:

1.    To elect nine directors to serve until the Company’s next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.    To consider a non-binding advisory resolution approving named executive officer compensation;

3.    To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2021; and

4.    To consider a stockholder proposal regarding action by written consent.

The results were as follows:

Proposal 1. The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Abstentions	Broker Non-Votes

John W. Altmeyer	48,970,703	635,740	44,736	1,111,958
Anthony J. Guzzi	47,940,112	1,645,723	65,344	1,111,958
Ronald L. Johnson	49,372,143	234,506	44,530	1,111,958
David H. Laidley	48,571,143	1,033,811	46,225	1,111,958
Carol P. Lowe	49,288,370	297,545	65,264	1,111,958
M. Kevin McEvoy	48,003,452	1,584,051	63,676	1,111,958
William P. Reid	49,354,961	250,057	46,161	1,111,958
Steven B. Schwarzwaelder	49,004,745	518,618	127,816	1,111,958
Robin Walker-Lee	48,718,901	783,693	148,585	1,111,958

All of the Company’s incumbent directors standing for election were re-elected.

Proposal 2. The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For	45,652,253
Shares Against	3,575,013
Shares Abstaining	423,913
Broker Non-Votes	1,111,958

Proposal 3. The proposal for stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2021 was approved based upon the following votes:

Shares For	50,252,537
Shares Against	464,581
Shares Abstaining	46,019
There were no broker non-votes on this item.

Proposal 4. The proposal for stockholders to consider a proposal requiring the Board of Directors of the Company to take steps to permit stockholder actions to be taken by written consent in lieu of a meeting of the stockholders was not approved, based on the following votes:

Shares For	22,720,990
Shares Against	26,651,626
Shares Abstaining	278,563
Broker Non-Votes	1,111,958

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Date: June 11, 2021	By:	/s/ MAXINE L. MAURICIO
	Name:	Maxine L. Mauricio
	Title:	Executive Vice President,
General Counsel and
Secretary